Exhibit 32.2
CERTIFICATION OF
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the Quarterly Report of Quintana Energy Services Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Keefer M. Lehner, Executive Vice President and Chief Financial Officer, hereby certify that, to my knowledge:

(1)	the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2018	/s/ Keefer M. Lehner
Keefer M. Lehner
Executive Vice President and Chief Financial Officer